EXHIBIT 25.3
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)   [ ]
                            ------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

              New York                                        13-5160382
       (State of incorporation                             (I.R.S. employer
    if not a U.S. national bank)                          identification no.)
   One Wall Street, New York, N.Y.                               10286
   (Address of principal executive                            (Zip code)
              offices)

                            ------------------------

                               Bank United Corp.
              (Exact name of obligor as specified in its charter)

              Delaware                                        13-3528556
   (State or other jurisdiction of                         (I.R.S. employer
   incorporation or organization)                         identification no.)
       3200 Southwest Freeway
             Suite 2600
           Houston, Texas                                        77027
   (Address of principal executive                            (Zip code)
              offices)

                            ------------------------

                   Guarantee of Trust Preferred Securities of
                           Bank United Capital Trust
                      (Title of the indenture securities)

================================================================================

 1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                NAME                                      ADDRESS
-------------------------------------  -----------------------------------------
Superintendent of Banks of the State   2 Rector Street, New York,
  of New York........................  N.Y. 10006, and Albany, N.Y. 12203
Federal Reserve Bank of New York.....  33 Liberty Plaza, New York,
                                       N.Y. 10045
Federal Deposit Insurance              Washington, D.C. 20429
  Corporation........................
New York Clearing House                New York, New York 10005
  Association........................

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE TRUST POWERS.

     Yes.

 2.  AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051).

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 15th day of April, 1999.

                                          THE BANK OF NEW YORK
                                          By: /s/ MICHELE L. RUSSO
                                          Name:   MICHELE L. RUSSO
                                          Title:  ASSISTANT TREASURER

                                                                       EXHIBIT 7

-------------------------------------
 Consolidated Report of Condition of
        THE BANK OF NEW YORK
 of One Wall Street, New York, N.Y.
                10286
      And Foreign and Domestic
            Subsidiaries.
a member of the Federal Reserve
System, at the close of business
December 31, 1998, published in
accordance with a call made by the
Federal Reserve Bank of this District
pursuant to the provisions of the
Federal Reserve Act.

                                         DOLLAR AMOUNTS
                                          IN THOUSANDS
                                         --------------
               ASSETS
Cash and balances due from depository
 institutions:.......................
 Noninterest-bearing balances and
   currency and coin.................      $3,951,273
 Interest-bearing balances...........       4,134,162
Securities:..........................
 Held-to-maturity securities.........         932,468
 Available-for-sale securities.......       4,279,246
Federal funds sold and Securities
 purchased under agreements to
 resell..............................       3,161,626
Loans and lease financing
 receivables:
 Loans and leases, net of unearned
   income............................      37,861,802
 LESS: Allowance for loan and lease
   losses............................         619,791
 LESS: Allocated transfer risk
   reserve...........................           3,572
 Loans and leases, net of unearned
   income, allowance and reserve.....      37,238,439
Trading Assets.......................       1,551,556
Premises and fixed assets (including
 capitalized leases).................         684,181
Other real estate owned..............          10,404
Investments in unconsolidated subsi-
 diaries and associated companies....         196,032
Customers liability to this bank on
 acceptances outstanding.............         895,160
Intangible assets....................       1,127,375
Other assets.........................       1,915,742
                                         --------------
Total assets.........................      $60,077,664
                                         ==============
             LIABILITIES
Deposits:............................
 In domestic offices.................      $27,020,578
 Noninterest-bearing.................      11,271,304
 Interest-bearing....................      15,749,274
 In foreign offices, Edge and
   Agreement subsidiaries, and
   IBFs..............................      17,197,743
 Noninterest-bearing.................         103,007
 Interest-bearing....................      17,094,736
Federal funds purchased and
 Securities sold under agreements to
 repurchase..........................       1,761,170
Demand notes issued to the U.S.
 Treasury............................         125,423
Trading liabilities..................       1,625,632
Other borrowed money:
 With remaining maturity of one year
   or less...........................       1,903,700
 With remaining maturity of more than
   one year through three years......               0
 With remaining maturity of more than
   three years.......................          31,639
Bank's liability on acceptances
 executed and outstanding............         900,390
Subordinated notes and debentures....       1,308,000
Other liabilities....................       2,708,852
                                         --------------
Total liabilities....................      54,583,127
                                         --------------
EQUITY CAPITAL
Common stock.........................       1,135,284
Surplus..............................         764,443
Undivided profits and capital
 reserves............................       3,542,168
Net unrealized holding gains (losses)
 on available-for-sale securities....          82,367
Cumulative foreign currency
 translation adjustments.............         (29,725)
                                         --------------
Total equity capital.................       5,494,537
                                         --------------
Total liabilities and equity
 capital.............................      $60,077,664
                                         ==============

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

             Thomas A. Renyi  }
             Gerald L. Hassell} Directors
             Alan R. Griffith }